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                                                 As filed pursuant to Rule 497
                                                 SEC File No. 333-63511



                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
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                         Variable Annuity Account Seven

               REPLACEMENT TO THE SUPPLEMENT DATED AUGUST 14, 2000
                TO THE POLARIS PLUS PROSPECTUS DATED MAY 1, 2000

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The following supplements page 7 of the Prospectus and becomes the third paragraph:

This Contract may be available to fund an Internal Revenue Code ("IRC") Section 457(f) Deferred Compensation Plan (the "Manatee County Plan" or the "Plan") sponsored by the Manatee County School Board (the "Plan Sponsor"). The Polaris Plus Variable Annuity issued pursuant to the Plan will be owned by the Plan Sponsor. Your rights as a participant under the Plan are subject to the terms of the Plan. You should consult with the Plan Sponsor for information regarding the Plan.

The following supplements the Fee Tables, Examples on pages 5 and 6, as a footnote to the table:

Manatee County Plan participants' fees would be lower due to the lower insurance charges and withdrawal charges available to participants of that Plan.

The following supplements the Expenses section of the Prospectus and becomes the paragraph directly before the heading EXCEPTIONS TO WITHDRAWAL CHARGE on page 14:

For Manatee County Plan participants the Insurance Charge is .85% annually of the average daily value of your contract allocated to the Variable Portfolios. Any applicable Withdrawal Charge will be waived as to the Manatee County Plan participants pursuant to the paragraph on page 15 entitled REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS CREDITED. All other features, benefits, fees and charges applicable to Manatee County participants are the same as those stated in the Prospectus.




Date:    August 15, 2000



                Please keep this supplement with your Prospectus.